                                                                    Exhibit 10.2

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

            FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "First
Amendment"), dated as of May 22, 2007, by and between OLIVOTTO GLASS
TECHNOLOGIES S.P.A., an Italian corporation ("Buyer"), and LYNCH SYSTEMS, INC., a South Dakota corporation ("Seller").

                              W I T N E S S E T H:

            WHEREAS, the Buyer and the Seller entered into that certain Asset
Purchase Agreement (the "Agreement"), dated as of May 17, 2007, and desire to enter into this First Amendment in order to make certain amendments to the
Agreement;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                    AMENDMENT

      1.1. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the respective meaning ascribed to such terms in the
Agreement.

      1.2. Effective as of the date hereof Section 9.1(e) of the Agreement is amended and restated to read in full as follows:

            "(e) by either Buyer or Seller if the Closing has not occurred
            (other than through the failure of any party seeking to terminate this Agreement to comply in all material respects with its obligations under this Agreement) on or before June 15, 2007;"

                                   ARTICLE II

                                  MISCELLANEOUS

      2.1. COUNTERPARTS. This First Amendment may be executed by one or more of the parties to this First Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      2.2. GOVERNING LAW. This First Amendment and the rights and obligations of the parties under this First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to choice of law provisions.

      2.3. ENTIRE AGREEMENT. This First Amendment, together with the other documents and agreements referenced herein to be executed by the parties in connection herewith or that otherwise are executed by the parties concurrently herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes any prior agreements or understandings, whether written or oral with respect to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.

                                         BUYER:

                                         OLIVOTTO GLASS TECHNOLOGIES S.P.A.

                                         By: /s/ Giulio Napoli
                                             -----------------------------------
                                             Name:  Giulio Napoli
                                             Title: President

                                         SELLER:

                                         LYNCH SYSTEMS, INC.

                                         By: /s/ Jeremiah M. Healy
                                             -----------------------------------
                                             Name:  Jeremiah M. Healy
                                             Title: Chief Executive Officer